AMD FINANCIAL RESULTS Third Quarter 2024 October 29, 2024

2 Q3 2024 FINANCIAL RESULTS – OCTOBER 29, 20242 CAUTIONARY STATEMENT This presentation contains forward-looking statements concerning Advanced Micro Devices, Inc. (AMD), such as the features, functionality, performance, availability, timing and expected benefits of AMD products; AMD's large growth opportunities across diverse set of markets; AMD's anticipated acquisition of ZT Systems and the anticipated timing of the transaction; the expected benefits of AMD's acquisition of ZT Systems; AMD’s expected fourth quarter 2024 financial outlook, including revenue, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP Interest Expense/Other Income (Expense), net, non-GAAP tax rate and diluted share count; AMD’s large and compelling TAM; AMD’s ability to expand Data Center and AI leadership; and AMD’s ability to drive long-term shareholder returns, which are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are commonly identified by words such as "would," "may," "expects," "believes," "plans," "intends," "projects" and other terms with similar meaning. Investors are cautioned that the forward-looking statements in this presentation are based on current beliefs, assumptions and expectations, speak only as of the date of this presentation and involve risks and uncertainties that could cause actual results to differ materially from current expectations. Such statements are subject to certain known and unknown risks and uncertainties, many of which are difficult to predict and generally beyond AMD's control, that could cause actual results and other future events to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. Material factors that could cause actual results to differ materially from current expectations include, without limitation, the following: Intel Corporation’s dominance of the microprocessor market and its aggressive business practices; Nvidia’s dominance in the graphics processing unit market and its aggressive business practices; the cyclical nature of the semiconductor industry; market conditions of the industries in which AMD products are sold; loss of a significant customer; competitive markets in which AMD’s products are sold; economic and market uncertainty; quarterly and seasonal sales patterns; AMD's ability to adequately protect its technology or other intellectual property; unfavorable currency exchange rate fluctuations; ability of third party manufacturers to manufacture AMD's products on a timely basis in sufficient quantities and using competitive technologies; availability of essential equipment, materials, substrates or manufacturing processes; ability to achieve expected manufacturing yields for AMD’s products; AMD's ability to introduce products on a timely basis with expected features and performance levels; AMD's ability to generate revenue from its semi-custom SoC products; potential security vulnerabilities; potential security incidents including IT outages, data loss, data breaches and cyberattacks; uncertainties involving the ordering and shipment of AMD’s products; AMD’s reliance on third-party intellectual property to design and introduce new products; AMD's reliance on third-party companies for design, manufacture and supply of motherboards, software, memory and other computer platform components; AMD's reliance on Microsoft and other software vendors' support to design and develop software to run on AMD’s products; AMD’s reliance on third-party distributors and add-in-board partners; impact of modification or interruption of AMD’s internal business processes and information systems; compatibility of AMD’s products with some or all industry-standard software and hardware; costs related to defective products; efficiency of AMD's supply chain; AMD's ability to rely on third party supply-chain logistics functions; AMD’s ability to effectively control sales of its products on the gray market; long-term impact of climate change on AMD’s business; impact of government actions and regulations such as export regulations, tariffs and trade protection measures; AMD’s ability to realize its deferred tax assets; potential tax liabilities; current and future claims and litigation; impact of environmental laws, conflict minerals related provisions and other laws or regulations; evolving expectations from governments, investors, customers and other stakeholders regarding corporate responsibility matters; issues related to the responsible use of AI; restrictions imposed by agreements governing AMD’s notes, the guarantees of Xilinx’s notes and the revolving credit agreement; the ability to obtain applicable regulatory approvals for the acquisition of ZT Systems in a timely manner or otherwise and to satisfy other closing conditions to the transaction; impact of acquisitions, joint ventures and/or investments on AMD’s business and AMD’s ability to integrate acquired businesses; impact of any impairment of the combined company’s assets; political, legal and economic risks and natural disasters; future impairments of technology license purchases; AMD’s ability to attract and retain qualified personnel; and AMD’s stock price volatility. Investors are urged to review in detail the risks and uncertainties in AMD’s Securities and Exchange Commission filings, including but not limited to AMD’s most recent reports on Forms 10-K and 10-Q. NON-GAAP FINANCIAL MEASURES In this presentation, in addition to GAAP financial results, AMD has provided non-GAAP financial measures including non-GAAP gross profit and margin, non-GAAP operating expenses, non-GAAP operating expenses/revenue %, non-GAAP operating income, non-GAAP operating margin, non-GAAP net income and non-GAAP diluted earnings per share. AMD uses a normalized tax rate in its computation of the non-GAAP income tax provision to provide better consistency across the reporting periods. For fiscal 2024, AMD uses a projected non-GAAP tax rate of 13%, which excludes the tax impact of pre-tax non-GAAP adjustments. AMD is providing these financial measures because it believes this non-GAAP presentation makes it easier for investors to compare its operating results for current and historical periods and also because AMD believes it assists investors in comparing AMD’s performance across reporting periods on a consistent basis by excluding items that it does not believe are indicative of its core operating performance. The non-GAAP financial measures disclosed in this presentation should be viewed in addition to and not as a substitute for or superior to AMD’s reported results prepared in accordance with GAAP and should be read only in conjunction with AMD’s Consolidated Financial Statements prepared in accordance with GAAP. These non-GAAP financial measures referenced are reconciled to their most directly comparable GAAP financial measures in the Appendices at the end of this presentation. This presentation also contains forward-looking non-GAAP measures concerning AMD’s financial outlook such as gross margin, operating expenses and tax rate. These forward-looking non-GAAP measures are based on current expectations as of October 29, 2024, and assumptions and beliefs that involve numerous risks and uncertainties. AMD undertakes no intent or obligation to publicly update or revise its forward-looking statements made in this presentation except as may be required by law.

3 Q3 2024 FINANCIAL RESULTS – OCTOBER 29, 20243 Expanding Customer & Partner Ecosystem Data Center and AI Growth Strong Financial Foundation Leadership Product Portfolio OUR JOURNEY

4 Q3 2024 FINANCIAL RESULTS – OCTOBER 29, 2024 Leadership Foundational IP Accelerating innovation in silicon architecture, advanced packaging, and software Open, Proven Software Ecosystem Delivering a productive, performant, and accessible development stack Broad Product Portfolio Scaling IP across a breadth of platforms, systems and solutions for diverse markets Deep, Collaborative Partnerships Computing partner of choice across AI, the data center, embedded, PCs, and gaming HIGH PERFORMANCE COMPUTING LEADERSHIP Our Strategy

5 Q3 2024 FINANCIAL RESULTS – OCTOBER 29, 20245 LARGE GROWTH OPPORTUNITIES Across Diverse Set of Markets Embedded Computing leadership for diverse markets and devices Client Performance and energy efficiency for productivity, AI, gaming and content creation Data Center Leadership performance and TCO across cloud, enterprise and AI workloads Gaming Stunning visuals and immersive experiences for PC and console gaming

6 Q3 2024 FINANCIAL RESULTS – OCTOBER 29, 2024 Networking AMD Pensando Pollara 400, Salina 400 Data Center CPUs 5th Generation AMD EPYC “Turin” Data Center GPUs AMD Instinct MI325X Series LEADERSHIP AI SOLUTIONS Announced at Advancing AI 2024 Coming 1H’25 Production Q4’24, Systems Q1’25 Shipping Now AI PCs 3rd Generation AMD Ryzen AI PRO Shipping Now

AMD to Acquire ZT Systems*

EXPANDING DATA CENTER AI SOLUTIONS CAPABILITIES

Technical Expertise	Best-in-Class Talent	Hyperscaler Experience
Systems architecture design validation	~2,500 employees worldwide: ~1,000 design engineers and ~1,500 manufacturing employees	15+ years of designing and deploying compute infrastructure

Engineering Competencies

- Design Architecture
- Mechanical
- Thermal – Liquid Cooling
- Network
- Product Validation
- Software Design
- AC / DC Power
- Scale Test

7 Q3 2024 FINANCIAL RESULTS – OCTOBER 29, 2024

* Subject to certain regulatory approvals and other customary closing conditions and is expected to close in the first half of 2025.

AMD together we advance_

Q3 2024 FINANCIAL RESULTS – OCTOBER 29, 20248 REVENUE Q3 2024 ▪ Revenue of $6.8 billion increased 18% y/y ▪ Revenue growth in Data Center and Client segments partially offset by lower revenue in Gaming and Embedded segments $5.8B $6.8B Q3 2023 Q3 2024

Q3 2024 FINANCIAL RESULTS – OCTOBER 29, 20249 GROSS MARGIN Q3 2024 1. See Appendices for GAAP to Non-GAAP reconciliation Non-GAAP1 47% 50% Q3 2023 Q3 2024 GAAP Increase in both GAAP and non-GAAP gross margin primarily driven by higher Data Center revenue 51% 54% Q3 2023 Q3 2024

Q3 2024 FINANCIAL RESULTS – OCTOBER 29, 202410 Q3 2023 Q3 2024 $0.22B $0.72B OPERATING INCOME Q3 2024 1. See Appendices for GAAP to Non-GAAP reconciliation GAAP Non-GAAP1 $1.28B $1.72B Q3 2023 Q3 2024 ▪ Increase driven by higher revenue and gross margin and lower amortization of acquisition-related intangible assets, partially offset by higher operating expenses ▪ Increase driven by higher revenue and gross margin, partially offset by higher operating expenses

Q3 2024 FINANCIAL RESULTS – OCTOBER 29, 202411 $0.70 $0.92 Q3 2023 Q3 2024 EARNINGS PER SHARE Q3 2024 1. See Appendices for GAAP to Non-GAAP reconciliation GAAP Non-GAAP1 ▪ GAAP net income of $771 million ▪ GAAP EPS up 161%, primarily driven by higher revenue and gross margin and lower amortization of acquisition-related intangible assets, partially offset by higher operating expenses $0.18 $0.47 Q3 2023 Q3 2024 ▪ Non-GAAP net income of $1.5 billion ▪ Non-GAAP EPS up 31%, primarily driven by higher revenue and gross margin, partially offset by higher operating expenses

12 Q3 2024 FINANCIAL RESULTS – OCTOBER 29, 2024 $ in millions, except per share data and % Q3’24 Q3’23 Y/Y Q2’24 Q/Q Revenue $6,819 $5,800 Up 18% $5,835 Up 17% Gross Profit $3,419 $2,747 Up 24% $2,864 Up 19% Gross Margin 50% 47% Up 3 ppts 49% Up 1 ppt Operating Expenses $2,709 $2,533 Up 7% $2,605 Up 4% Operating Expense/Revenue % 40% 44% Down 4 ppts 45% Down 5 ppts Operating Income $724 $224 Up 223% $269 Up 169% Operating Margin 11% 4% Up 7 ppts 5% Up 6 ppts Net Income $771 $299 Up 158% $265 Up 191% Earnings Per Share $0.47 $0.18 Up 161% $0.16 Up 194% Q3 2024 SUMMARY P&L | GAAP

13 Q3 2024 FINANCIAL RESULTS – OCTOBER 29, 2024 $ in millions, except per share data and % Q3’24 Q3’23 Y/Y Q2’24 Q/Q Revenue $6,819 $5,800 Up 18% $5,835 Up 17% Gross Profit $3,657 $2,963 Up 23% $3,101 Up 18% Gross Margin 54% 51% Up 3 ppts 53% Up 1 ppt Operating Expenses $1,956 $1,697 Up 15% $1,847 Up 6% Operating Expense/Revenue % 29% 29% Flat 32% Down 3 ppts Operating Income $1,715 $1,276 Up 34% $1,264 Up 36% Operating Margin 25% 22% Up 3 ppts 22% Up 3 ppts Net Income $1,504 $1,135 Up 33% $1,126 Up 34% Earnings Per Share $0.92 $0.70 Up 31% $0.69 Up 33% Q3 2024 SUMMARY P&L | NON-GAAP 1 1. See Appendices for GAAP to Non-GAAP reconciliation

14 Q3 2024 FINANCIAL RESULTS – OCTOBER 29, 2024 Q3 2024 SUMMARY BALANCE SHEET ITEMS ($ in millions) Q3’24 Q2’24 Q/Q Cash, Cash Equivalents and Short-term Investments $4,544 $5,340 Down 15% Accounts Receivable, Net $7,241 $5,749 Up 26% Inventories $5,374 $4,991 Up 8% Total Debt $1,720 $1,719 Flat

15 Q3 2024 FINANCIAL RESULTS – OCTOBER 29, 2024 Q3 2024 SEGMENT RESULTS ($ in millions) Q3’24 Q3’23 Y/Y Q2’24 Q/Q Data Center Net Revenue $3,549 $1,598 Up 122% $2,834 Up 25% Operating Income $1,041 $306 Up 240% $743 Up 40% Client Net Revenue $1,881 $1,453 Up 29% $1,492 Up 26% Operating Income $276 $140 Up 97% $89 Up 210% Gaming Net Revenue $462 $1,506 Down 69% $648 Down 29% Operating Income $12 $208 Down 94% $77 Down 84% Embedded Net Revenue $927 $1,243 Down 25% $861 Up 8% Operating Income $372 $612 Down 39% $345 Up 8%

DATA CENTER SEGMENT Q3 2024

Revenue



$1.6B
$3.5B
Q3 2023
Q3 2024

Operating Margin



19%
29%
Q3 2023
Q3 2024

Revenue

$3.5 Billion

Up 122% y/y

Driven primarily by strong ramp of AMD Instinct GPU shipments and growth in AMD EPYC CPU sales

Operating Income

$1.0 Billion

vs. $306 Million a year ago

Primarily driven by higher revenue, partially offset by higher operating expenses

AMD EPYC | AMD INSTINCT | AMD XILINX | AMD PENSANDO

Strategic Highlights

- Launched AMD EPYC 9005 Series ("Turin") processors with record-breaking performance and energy efficiency
- Unveiled AMD Instinct MI325X accelerators delivering leadership performance and memory capabilities for the most demanding AI workloads
- Microsoft, Oracle Cloud and multiple AI-specialized cloud providers expanded their MI300X public cloud instance availability
- Announced agreement to acquire ZT Systems to expand data center AI systems capabilities and accelerate deployment of AMD AI rack scale systems with cloud and enterprise customers

16 Q3 2024 FINANCIAL RESULTS – OCTOBER 29, 2024

CLIENT SEGMENT Q3 2024

Revenue


$1.5B
$1.9B
Q3 2023
Q3 2024

Revenue

$1.9 Billion

Up 29% y/y

Primarily driven by strong demand for “Zen 5” AMD Ryzen processors

Operating Margin


10%
15%
Q3 2023
Q3 2024

Operating Income

$276 Million

vs. $140 Million a year ago

Primarily driven by higher revenue, partially offset by higher operating expenses

AMD RYZEN | AMD RYZEN PRO | AMD THREADRIPPER PRO

Strategic Highlights

- Introduced new Ryzen AI PRO 300 Series mobile processors, powering next-gen AI PCs for the enterprise with 50+ AI TOPS and delivering extended battery life
- Acer, HP, Lenovo and Asus announced new consumer and commercial notebooks supported by Ryzen AI 300 Series mobile processors
- Ramped AMD Ryzen 9000 Series processors based on “Zen 5” architecture; on track to launch next-gen Ryzen 9000 X3D processors in Q4’24
- Released Ryzen AI software 1.2 for developers to build AI-enhanced applications and maximize the performance of Ryzen AI CPU, GPU and NPU architecture

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GAMING SEGMENT Q3 2024

Revenue



$1.5B
$0.5B
Q3 2023
Q3 2024

Revenue

$462 Million

Down 69% y/y

Primarily due to lower semi-custom revenue

Operating Margin



14%
2%
Q3 2023
Q3 2024

Operating Income

$12 Million

vs. $208 Million a year ago

Primarily due to lower revenue

AMD RADEON | AMD RADEON PRO

Strategic Highlights

- Sony launched PS5 Pro with an updated AMD semi-custom SoC for significantly increased visual fidelity and 4k ray tracing gameplay
- Released latest AMD Software: Adrenaline Edition update, delivering new features, tools and optimizations to enhance PC performance and gaming experiences
- Introduced AMD Fluid Motion Adrenaline Software, a frame generation technology that uses AI to improve visual smoothness across thousands of games

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EMBEDDED SEGMENT Q3 2024

Revenue


$1.2B
$0.9B
Q3 2023
Q3 2024

Revenue

$927 Million

Down 25% y/y

Primarily due to inventory normalization among customers

Operating Margin


49%
40%
Q3 2023
Q3 2024

Operating Income

$372 Million

vs. $612 Million a year ago

Primarily due to lower revenue

AMD VERSAL AMD ALVEO AMD ZYNQ AMD EPYC Embedded AMD RYZEN Embedded

Strategic Highlights

- Broad adoption of AMD Versal™ across multiple aerospace customers, including SpaceX whose latest generation broadband satellites are powered by Versal AI Core adaptive SoCs
- Introduced AMD Artix™ UltraScale+™ XA AU7P, an automotive-qualified FPGA optimized for use in ADAS sensor applications and in-vehicle infotainment
- Introduced AMD EPYC Embedded 8004 Series processors, designed to deliver outstanding performance for high-demand workloads while optimizing power efficiency
- Launched AMD Alveo™ UL3422 Accelerator Card, AMD's newest fintech accelerator for ultra-low latency electronic trading applications

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FINANCIAL OUTLOOK – NON-GAAP[1]

($ in millions)	Q4'24
Revenue	~$7.5 Billion, +/- $300 Million
Gross Margin	~54.0%
Operating Expenses	~$2.05 Billion
Interest Expense/Other Income (Expense), net	~$17 Million
Effective Tax Rate	~13% of pre-tax income
Diluted Share Count[2]	~1.64 Billion shares

1. See Cautionary Statement on Slide 2. These forward-looking outlook statements and non-GAAP measures are based on current expectations as of October 29, 2024, and assumptions and beliefs that involve numerous risks and uncertainties. AMD undertakes no intent or obligation to publicly update or revise its outlook statements as a result of new information, future events or otherwise, except as may be required by law. All items, except revenue, are on a non-GAAP basis. Adjustments to arrive at the GAAP financial outlook typically include stock-based compensation, amortization of acquired intangible assets, income tax provision, and other non-recurring items such as impairment charges and acquisition-related costs. The timing and impact of such adjustments are dependent on future events that are typically uncertain or outside of AMD's control, therefore, a reconciliation to equivalent GAAP measures is not practicable at this time.

2. Refer to Diluted Share Count overview in the Appendices

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AMD together we advance_

21 Q3 2024 FINANCIAL RESULTS – OCTOBER 29, 202421 Data Center Segment Revenue $3.5B Up 122% y/y Gross Margin 50% Non-GAAP Gross Margin 54% EPS $0.47 Non-GAAP EPS $0.92 Revenue $6.8B Up 18% y/y Q3 2024 SUMMARY 1 RECORD DATA CENTER SEGMENT REVENUE DRIVEN BY AMD INSTINCT GPU AND AMD EPYC CPU PORTFOLIOS 1. See Appendices for GAAP to Non-GAAP reconciliation

22 Q3 2024 FINANCIAL RESULTS – OCTOBER 29, 20242 CORPORATE RESPONSIBILITY AT AMD Governance Integrating corporate responsibility and governance across product design, supply chain, operations and external engagement Social Fostering a culture of diversity, belonging and inclusion, partnering with suppliers and positively impacting our communities Environmental Advancing environmental solutions in our products, supply chain and operations, while accelerating energy efficiency for IT users

23 Q3 2024 FINANCIAL RESULTS – OCTOBER 29, 202423 Large and Compelling TAM World-Class Execution and Focus Technology Leadership Expanding Data Center and AI Leadership Strong Balance Sheet OUR MOMENTUM DRIVING LONG-TERM SHAREHOLDER RETURNS

24 Q3 2024 FINANCIAL RESULTS – OCTOBER 29, 2024 RECONCILIATION OF GAAP TO NON-GAAP GROSS PROFIT AND GROSS MARGIN ($ in millions, except %) (Unaudited) Q3’24 Q3’23 Q2’24 GAAP gross profit $3,419 $2,747 $2,864 GAAP gross margin 50% 47% 49% Stock-based compensation 5 6 5 Amortization of acquisition-related intangibles 233 210 231 Acquisition-related and other costs (1) - - 1 Non-GAAP gross profit $3,657 $2,963 $3,101 Non-GAAP gross margin 54% 51% 53% RECONCILIATION OF GAAP TO NON-GAAP OPERATING EXPENSES ($ in millions, except %) (Unaudited) Q3’24 Q3’23 Q2’24 GAAP operating expenses $2,709 $2,533 $2,605 GAAP operating expenses/revenue % 40% 44% 45% Stock-based compensation 346 347 341 Amortization of acquisition-related intangibles 352 450 372 Acquisition-related and other costs (1) 55 39 45 Non-GAAP operating expenses $1,956 $1,697 $1,847 Non-GAAP operating expenses/revenue % 29% 29% 32% APPENDICES (1) Acquisition-related and other costs primarily comprised of transaction costs, purchase price adjustments for inventory, certain compensation charges, contract termination and workforce rebalancing charges.

25 Q3 2024 FINANCIAL RESULTS – OCTOBER 29, 2024 APPENDICES RECONCILIATION OF GAAP OPERATING INCOME TO NON-GAAP OPERATING INCOME ($ in millions, except %) (Unaudited) Q3’24 Q3’23 Q2’24 GAAP operating income $ 724 $ 224 $ 269 GAAP operating margin 11% 4% 5% Stock-based compensation 351 353 346 Amortization of acquisition-related intangibles 585 660 603 Acquisition-related and other costs (1) 55 39 46 Non-GAAP operating income $ 1,715 $ 1,276 $ 1,264 Non-GAAP operating margin 25% 22% 22% (1) Acquisition-related and other costs primarily comprised of transaction costs, purchase price adjustments for inventory, certain compensation charges, contract termination and workforce rebalancing charges.

26 Q3 2024 FINANCIAL RESULTS – OCTOBER 29, 2024 RECONCILIATION OF GAAP TO NON-GAAP NET INCOME / EARNINGS PER SHARE (1) Acquisition-related and other costs primarily comprised of transaction costs, purchase price adjustments for inventory, certain compensation charges, contract termination and workforce rebalancing charges. APPENDICES (Millions, except per share data) (Unaudited) Q3’24 Q3’23 Q2’24 GAAP net income / earnings per share $ 771 $ 0.47 $ 299 $ 0.18 $ 265 $ 0.16 (Gains) losses on equity investments, net (1) – (4) – – – Stock-based compensation 351 0.21 353 0.22 346 0.21 Equity income in investee (7) – (3) – (7) – Amortization of acquisition-related intangibles 585 0.36 660 0.41 603 0.37 Acquisition-related and other costs (1) 56 0.03 39 0.02 46 0.03 Income tax provision (251) (0.15) (209) (0.13) (127) (0.08) Non-GAAP net income / earnings per share $1,504 $ 0.92 $1,135 $ 0.70 $1,126 $ 0.69 Shares used in earnings per share calculation Shares used in per share calculation (GAAP and Non-GAAP) 1,636 1,629 1,637

27 Q3 2024 FINANCIAL RESULTS – OCTOBER 29, 2024 Shares (millions) (1) Q3’24 Q4’24 Actual Estimate Basic shares 1,620 1,624 Dilutive impact from employee equity grants (2) 16 13 Diluted shares 1,636 1,637 APPENDICES SHARE COUNT OVERVIEW The table above provides actual share count for Q3’24 and an estimate of share count to use when calculating GAAP and non-GAAP diluted earnings per share for Q4’24. (1) Share counts are weighted average shares. (2) The dilutive impact of employee equity grants is based on the Treasury Stock method and is dependent upon the average stock price during the period. The Q3’24 average stock price was $151.75. The Q3’24 average stock price of $151.75 was assumed for Q4’24 average stock price estimates.

ENDNOTES

STX-04: Based on AMD product specifications and competitive products announced as of May 2024. AMD Ryzen™ AI 300 Series processors' NPU offer up to 50 peak TOPS. AI PC is defined as a laptop PC with a processor that includes a neural processing unit (NPU). STX-04.

GD-220c: Ryzen™ AI is defined as the combination of a dedicated AI engine, AMD Radeon™ graphics engine, and Ryzen processor cores that enable AI capabilities. OEM and ISV enablement is required, and certain AI features may not yet be optimized for Ryzen AI processors. Ryzen AI is compatible with: (a) AMD Ryzen 7040 and 8040 Series processors except Ryzen 5 7540U, Ryzen 5 8540U, Ryzen 3 7440U, and Ryzen 3 8440U processors; (b) AMD Ryzen AI 300 Series processors, and (c) all AMD Ryzen 8000G Series desktop processors except the Ryzen 5 8500G/GE and Ryzen 3 8300G/GE. Please check with your system manufacturer for feature availability prior to purchase. GD-220c.

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